MONY Series Fund, Inc.

Prospectus

Dated May 1, 2004

Money Market Portfolio

Shares of each Portfolio are offered exclusively to certain registered separate accounts of MONY Life Insurance Company (“MONY”) and MONY Life Insurance Company of America (“MONY America”) as funding vehicles for certain variable annuity and variable life insurance contracts (the “Contracts”) issued by MONY and MONY America, and are not offered directly to the public.

An investment in a Portfolio of the Fund is not a bank deposit and is not insured, guaranteed, or endorsed by the Federal Deposit Insurance Corporation, or any other government agency. An investment in a Portfolio of the Fund involves investment risks, including possible loss of principal.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved shares of the Fund or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

MONY Series Fund, Inc.

Prospectus

Dated May 1, 2004

No person may give any information or make any representations not contained in this Prospectus. If any other information is given or other representations are made, you must not rely on them as having been authorized by the Fund or the Fund’s investment adviser. This Prospectus is not an offer in any State where such offering may not lawfully be made.

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The Fund

This Prospectus describes the Money Market Portfolio (the “Portfolio”), which is a separate investment portfolio of the MONY Series Fund, Inc. (the “Fund”). This Prospectus does not describe any of the other investment portfolios offered by the Fund. No one can assure that a Portfolio will achieve its investment objective and investors should not consider the Portfolio to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a Portfolio. The investment objective of the Portfolio, and those investment restrictions of a Portfolio that are designated as fundamental, can only be changed with the approval of a majority of the outstanding shares of that Portfolio as defined in the Statement of Additional Information. However, the Portfolio’s investment policies and the strategies by which it seeks its objective(s), and those investment restrictions not specifically designated as fundamental, may be changed by the Fund’s board of directors (the “Board”) without shareholder approval.

General Discussion of Risks

Different types of securities, investments and investment techniques used by each Portfolio all have attendant risks of varying degrees.

Income-Bearing Securities.    In general, income-bearing securities are subject to the risk of income volatility, interest rate risk (a type of market risk), credit risk (a type of financial risk) and, as to some income-bearing securities, prepayment/extension risk. Income volatility refers to the degree and speed with which changes in prevailing market interest rates diminish the level of current income from a portfolio of income-bearing securities. Financial risk relates to the ability of an issuer of a debt security to pay principal and interest on the security on a timely basis and is the risk that the issuer could default on its obligations thereby causing a Portfolio to lose its investment in the security.

In general, interest rate risk is the risk that when prevailing interest rates decline, the market value of income-bearing securities (particularly fixed-income securities) tends to increase. Conversely, when prevailing interest rates increase, the market value of income-bearing securities (particularly fixed-income securities) tends to decline.

Prepayment risk and extension risk are normally present in adjustable rate mortgage loans, mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (prepayment risk) or lengthen (extension risk). If interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment generally increases. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment generally decreases. In either case, a change in the prepayment rate and the resulting change in duration of income-bearing securities held by a Portfolio, can result in losses to investors in the Portfolio.

Portfolio Information Key

Investment Objective—The Portfolio’s particular investment goals.

Investment Strategies—The strategies it intends to use in pursuing these investment objectives and the primary types of securities in which the Portfolio invests.

Risk Factors—The major risk factors associated with the Portfolio.

Investment Adviser Fees—The investment adviser fee charged for services performed for each Portfolio.

Performance Bar Chart and Table—Provides information on returns over a period of time.

Portfolio Management—The individual or group (including sub-advisers, if any) designated by the investment adviser to handle the Portfolio’s day-to-day management.

Financial Highlights—A table showing the Portfolio’s financial performance for five years, by Portfolio. A bar chart showing total return allows you to compare the Portfolio’s historical risk level to those of other funds.

Money Market Portfolio

Investment Objective    The Portfolio seeks to maximize current income while preserving capital and maintaining liquidity. The investment objective may only be changed with shareholder approval.

Investment Strategies    To pursue its investment objective, the Portfolio invests primarily in high quality short-term money market instruments. The Portfolio invests primarily in U.S. dollar-denominated issues of corporations, U.S. Government and agency obligations, and asset-backed securities with remaining maturities of 397 days or less. The dollar-weighted average life to maturity of the securities held in the Portfolio will be 90 days or less. These securities include commercial paper, bankers’ acceptances, certificates of deposit, time deposits, and other debt obligations. The Portfolio holds fixed and floating interest rate instruments. The Portfolio generally does not hold more than 5% of its assets in any one issuer. Please see Appendix A to this Prospectus for a more in-depth discussion as to the securities in which the Money Market Portfolio may invest.

Risk Factors    As with any money market fund, the Portfolio will be subject to fluctuations in the level of current income due to reinvestment risk. Securities in the Portfolio may not yield as high a level of current income as securities with longer maturities or of lower quality. Such other securities generally possess a lesser degree of liquidity and greater market risk. The Portfolio seeks to minimize credit risk through careful selection of securities of approved issuers. Nevertheless, reinvestment risk and credit risk cannot be eliminated and these factors will affect the net asset value of the Portfolio. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Performance Bar Chart and Table

The bar chart and table shown below provide an indication of the risks of investing in the Money Market Portfolio by showing changes in the Portfolio’s performance from year-to-year over a ten-year period and by showing the Portfolio’s average annual returns for one, five and ten years. Performance does not include separate account charges imposed by the insurance companies that write annuity contracts and variable life policies. If these charges were included, they would have reduced performance. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future. Investment results assume reinvestment of dividends.

Money Market Portfolio—Annual Total Returns

During the ten-year period shown in the bar chart, the highest return for a quarter was 1.58% (quarter ending September 30, 2000) and the lowest return for a quarter was 0.18% (quarter ending December 31, 2003).

Average Annual Total Returns (for the periods ending December 31, 2003)	1 Year	5 Years	10 Years

Money Market Portfolio (Return Before Taxes)	0.89%	3.43%	4.23%

Prime Commercial Rate Paper 30-Day Index	1.10%	3.55%	4.45%

Returns of the Prime Commercial Rate Paper—30-Day Index do not reflect deductions for fees, expenses or taxes.

For the Money Market Portfolio for the seven-day period ended December 31, 2003, the yield was 0.69% and the effective yield was 0.69%.

Portfolio Management    MONY Capital Management, Inc. manages the Portfolio.

Fees and Expenses

The following tables describe the fees and expenses that you pay if you buy and hold shares of the Portfolios.

Shareholder Fees (deducted directly from gross amount of transaction)

Maximum Sales Charge Imposed on Purchases (percentage of offering price)	N/A

Maximum Deferred Sales Charge	N/A

Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	N/A

Redemption Fee	N/A

Exchange Fee	N/A

Annual Portfolio Operating Expenses

(deducted from Portfolio assets)

Portfolio	Management Fees	Other Expenses	Total Annual Portfolio Operating Expenses	Expense Reimbursement	Total Annual Portfolio Operating Expenses (net of reimbursements)

Money Market Portfolio	0.40%	0.12%	0.52%	0.02%	0.50%

Example

The following example is intended to help you compare the cost of investing in shares of the Portfolios with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5 percent return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years

Money Market Portfolio	$53	$167	$291	$653

Management of the Fund

Investment Adviser

The Fund’s investment adviser is MONY Life Insurance Company of America (“MONY America”). MONY America’s principal business address is 1740 Broadway, New York, New York 10019. MONY America is a wholly owned subsidiary of MONY Life Insurance Company (“MONY”). MONY America will carry on the overall day-to-day management of the current Portfolios under an Investment Advisory Agreement with the Fund. It also will provide investment advice and related services for each of the Portfolios. MONY America registered as an investment adviser under the Investment Advisers Act of 1940 in 1985. MONY America has entered into a Services Agreement with MONY to provide it with personnel, services, facilities, supplies and equipment in order to carry out many of its duties. MONY America pays MONY for these services.

Because the Investment Advisory Agreement and the Services Agreement are interrelated and dependent on each other, MONY may be considered to be an investment advisor of the Fund for certain federal regulatory purposes. MONY is registered as an investment adviser under the Investment Advisers Act of 1940. Its principal business address is 1740 Broadway, New York, New York 10019.

In considering whether to approve the Investment Advisory Agreement and the Services Agreement, the Board considered the advisory fee structure, the nature and quality of services provided to the Fund and the economies of scale for each Portfolio of the Fund. With regard to the quality of services provided, the Board reviewed the relative performance of each Portfolio to portfolios with similar investment objectives. With regard to the economies of scale and advisory fees, the Board considered the reasonableness of the expense ratios and any expense limitations as compared to the expense ratio of portfolios of similar size and investment strategies. Based on the results of the Board’s review, the Board approved the continuation of the Investment Advisory Agreement with MONY America and the Services Agreement between MONY and MONY America.

MONY is a life insurance company that was originally organized under the laws of New York in 1842 as The Mutual Life Insurance Company of New York. In 1998, The Mutual Life Insurance Company of New York converted to a stock company through demutualization and was renamed MONY Life Insurance Company. MONY manages the investment assets held in its own general account, various separate accounts established by MONY, and the assets of its employee thrift plan trust. From 1969 to 1981, MONY provided investment advisory services for MONY Advisers, Inc. (a wholly owned subsidiary of MONY). MONY Advisers, Inc. acted as investment adviser to The MONY Series Fund, Inc., a registered, diversified, open-end, management investment company. As of December 31, 2003, total assets under management in the accounts managed by MONY and MONY America were about $21 billion. These assets included common stocks, long and medium term publicly traded fixed income securities, and short-term debt obligations. The size of the accounts and portfolios managed by MONY or its personnel does not assure that a shareholder of the Fund will realize any gain or be protected from any loss.

MONY America and MONY serve as investment managers or advisers in managing their own assets and, in the case of MONY, the assets of separate accounts and certain of its subsidiaries. In the future, MONY America and MONY may serve as investment manager or adviser to other investment companies. Investment opportunities may arise that are appropriate for more than one account or entity for which MONY America or MONY serves as investment manager or adviser, including for their own accounts. When this occurs, MONY America and MONY and their personnel will not favor one account or entity over another. Investments will be allocated among them in an impartial manner believed to be equitable to each account and entity involved. The allocations will be based on each respective account’s or entity’s investment objectives and its current cash and investment positions. Because these various accounts and entities may have different investment objectives and positions, MONY America or MONY may, from time to time buy a particular security for one or more of such accounts and entities when it sells such securities for another account or entity.

On December 11, 2003, the Board of Directors of MONY Series Fund, Inc. (the “Fund”) approved an Agreement and Plan of Reorganization and Termination (the “Plan”) with respect to each portfolio of the Fund (each, a “Portfolio”). Under the Plan, each Portfolio will convert into a corresponding, newly-created series (“EQ

Portfolio”) of EQ Advisors Trust, a registered investment company managed by The Equitable Life Assurance Society of the United States, a subsidiary of AXA Financial Inc. (“AXA Financial”). Each Plan provides for the acquisition by the EQ Portfolio of all of the assets of each Portfolio of the Fund, in exchange solely for the assumption of all the liabilities of such Portfolio by the EQ Portfolio, shares of the EQ Portfolio, and the subsequent liquidation of the Portfolio. Each EQ Portfolio is expected to have identical investment objectives, policies and risks as the corresponding Portfolio of the Fund. Shareholders of each Portfolio will be asked to approve the Plan at a special shareholder meeting anticipated to be held during the second quarter of 2004. Each Plan is to be effective only if the proposed Merger described below is consummated.

On September 17, 2003, The MONY Group Inc. (“MONY”), AXA Financial and AIMA Acquisition Co. entered into an Agreement and Plan of Merger providing for the acquisition of MONY by AXA Financial (the “Merger”). MONY Life Insurance Company is the parent company of MONY Life Insurance Company of America (“MONY America”), Boston Advisors, Inc. (“Boston Advisors”), and MONY Capital Management, Inc. (“MONY Capital”). MONY America is the investment advisor of each Portfolio of the Fund; Boston Advisors is the subadvisor of the Equity Income, Equity Growth and Diversified Portfolios; and MONY Capital is the subadvisor of the Intermediate Term Bond, Long Term Bond, Government Securities, and Money Market Portfolios. If the Merger is consummated, as a result of the change in control of MONY America, Boston Advisors and MONY Capital, the Fund’s investment advisory agreement and each Portfolio’s subadvisory agreement will automatically terminate.

Contractholders of each Portfolio will receive a proxy statement containing more information about the Merger, the Plan, and any new agreements prior to the special meeting of shareholders.

MONY America receives an investment management fee as compensation for its services to each of the Portfolios. The investment management fees paid to MONY America in 2003 for each of the Portfolios, expressed as a percentage of its average net assets, are as follows.

Portfolio	Aggregate Fee Paid to Adviser (% of Average Daily Assets)

Money Market Portfolio	0.40%

MONY America has agreed to bear all expenses

(1) for the Fund’s organization,

(2) related to initial registration and qualification under federal and state securities laws, and

(3) for compensation of the Fund’s directors, officers and employees who are interested persons (as defined by the 1940 Act) of MONY America.

All other expenses, including those associated with calculating net asset value of the Portfolios and any extraordinary or non-recurring expenses, will be borne by the Fund. With respect to the expenses of printing and mailing prospectuses, see “Purchase and Redemption of Shares”.

Portfolio Managers

Name of Portfolio and Name and Address of Portfolio Manager	The Portfolio Manager’s Experience	Portfolio Managers

Money Market Portfolio MONY Capital Management, Inc. (“MONY Capital”) 1740 Broadway New York, NY 10019	MONY Capital has provided fixed income asset management services to MONY Life Insurance Company (“MONY Life”) and third party clients since 2002. Prior to that, MONY Capital’s staff served as an unincorporated fixed income asset management group for MONY Life and also provided fixed income asset management services to third parties. MONY Capital is an affiliate of MONY America. As of December 31, 2003, MONY Capital had $12.8 billion in assets under management. Usual investment minimum is $10 million.	David E. Wheeler, CFA, has managed the Portfolio since 1996. He shares credit research responsibilities for MONY’s long-term public bond portfolio. He is a Managing Director and has 18 years’ experience in the investment industry.

Custodian, Transfer Agent, and Dividend Disbursing Agent

State Street Bank and Trust Company, 1776 Heritage Drive, No. Quincy, Massachusetts 02171 is the custodian, transfer agent and dividend disbursing agent of the securities held by the Portfolios of the Fund. It is authorized to use the facilities of the Depository Trust Company and the facilities of the book-entry system for the Federal Reserve Bank.

Legal Proceedings

The Fund, its investment adviser and its principal underwriter are not parties to any legal proceedings as of December 31, 2003.

Purchase and Redemption of Shares

Shares of the Fund are not offered directly to the general public. The Fund currently offers shares of the Fund to separate accounts of MONY and MONY America as funding vehicles for certain variable annuity contracts or variable life insurances contracts (“variable contracts”) issued through the separate accounts by such life insurance companies. When shares of the Fund are offered as a funding vehicle for such variable contracts, a separate prospectus describing the particular separate account and variable contract being offered through that separate account will accompany this Prospectus. The Fund may, in the future, offer shares directly to qualified pension and retirement plans.

Shares of the Portfolios are sold in a continuous offering to the separate accounts to support the variable contracts. Net purchase payments under the variable contracts are placed in one or more subaccounts of the separate accounts and the assets of each such subaccount are invested in the shares of the Portfolio corresponding to that subaccount. The separate accounts purchase and redeem shares of the Portfolios for their subaccounts at a net asset value (“NAV”) without sales or redemption charges.

For each day on which a Portfolio’s NAV is calculated, the separate accounts transmit to the Portfolios any orders to purchase or redeem shares of the Portfolios based on the net purchase payments, redemption (surrender) requests, and transfer requests from variable contract owners, annuitants and beneficiaries that have been processed on that day. Similarly, qualified pension and retirement plans may in the future transmit to the Portfolios any orders to purchase or redeem shares of the Portfolio(s) based on the instructions of plan trustees or participants. The separate account purchases and redeems shares of each Portfolio at the Portfolio’s NAV per share calculated as of the day the Portfolios receive the order, although such purchases and redemptions may be executed the next morning. Payment for shares redeemed are made within seven days after receipt of a proper notice of redemption, except that the right of redemption may be suspended or payments postponed when permitted by applicable laws and regulations.

A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners. A potential for certain conflicts would also exist between the interests of any of these investors and participants in a qualified pension and retirement plan that might invest in the Portfolios. To the extent that such classes of investors are invested in the same Portfolio when a conflict of interest arises that might involve the Portfolio, one or more such classes of investors could be disadvantaged. The Fund currently does not foresee any such disadvantage to owners of variable contracts or to plan participants. Nonetheless, the Board will monitor the Portfolios for the existence of any irreconcilable material conflicts of interest. If such a conflict affecting owners of variable contracts is determined to exist, MONY or MONY America will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict occurs, MONY or MONY America might withdraw its separate accounts’ investment in one or more Portfolios or it may substitute shares of one Portfolio for another. This might force a Portfolio to sell its portfolio securities at a disadvantageous price.

Determination of Net Asset Value

Portfolio shares are sold at NAV. The NAV of each Portfolio is calculated at the close of regular trading on the New York Stock Exchange (“NYSE”), each day the NYSE is open for trading. The NAV per share of a Portfolio is determined by adding the value of the Portfolio’s investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of that Portfolio’s outstanding shares.

A Portfolio’s portfolio securities are valued most often on the basis of market quotations. Foreign securities generally are valued on the basis of quotations from the primary market in which they are traded. Some debt securities are valued using dealers and pricing services. Those prices are composed of the mean average of the bid and ask prices on the secondary market. Any short-term securities held by any Portfolio with remaining maturities of sixty days or less are valued on the basis of amortized cost or original cost plus accrued interest. A Portfolio’s written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last traded bid price. A Portfolio’s NAV may change on days when shareholders will not be able to purchase or redeem the Portfolio’s shares.

If quotations are not readily available for any security, or if the value of a security has been materially affected by events occurring after the closing of a market, the security may be valued by using procedures approved by the Board that it believes accurately reflects “fair value.”

Contract Owner Voting Rights

With regard to Portfolio matters for which the Investment Company Act of 1940 (the “1940 Act”) requires a shareholder vote, MONY or MONY America will vote such shares in accordance with instructions received from the owners of variable contracts (or annuitants or beneficiaries thereunder) having a voting interest in that separate account. Each share has one vote for each dollar of net asset value and votes are counted on an aggregate basis except as to matters where the interests of Portfolios differ (such as approval of an investment advisory agreement or a change in a Portfolio’s fundamental investment policies). In such a case, the voting is on a Portfolio-by-Portfolio basis. Fractional shares are counted. Shares held by a separate account for which no instructions are received are voted by their insurance company sponsors for or against any propositions, or in abstention, in the same proportion as the shares for which instructions have been received.

Plan Participant Voting Rights

With regard to matters for which the 1940 Act requires a shareholder vote, trustees of qualified pension and retirement plans are expected to vote Portfolio shares held by their plans either in their own discretion or in accordance with instructions received from participants in such plans.

Dividends, Distributions and Taxes

Dividend and Capital Gains Distribution

Each Portfolio intends to distribute substantially all of its net investment income at least annually. Each Portfolio also intends to distribute substantially all of its net realized capital gains at least annually. All income dividends and capital gains distributions made by a Portfolio are reinvested in shares of that Portfolio at that Portfolio’s net asset value.

Taxes

For federal income tax purposes, each Portfolio is treated as a separate entity. Each Portfolio intends to qualify each year as a “regulated investment company” under the Internal Revenue Code of 1986 as amended (“Code”). By so qualifying, a Portfolio is not subject to federal income taxes to the extent that its net investment income and net realized capital gains are distributed to the separate accounts or to qualified pension and retirement plans.

Since the separate accounts are the only shareholders of the Portfolios, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to the purchasers of variable contracts, see the attached prospectus for such contract.

MONY SERIES FUND, INC.

Money Market Portfolio

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period is as follows:

	For the years ended December 31,
	2003		2002	2001	2000	1999

Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00

Income from investment operations:

Net investment income (loss)	0.01		0.01	0.04	0.06	0.05

Net realized and unrealized gain (loss) on investments	(0.01)		—	—	—	—

Total from investment operations	(0.00)		0.01	0.04	0.06	0.05

Dividends from net investment income	(0.01)		(0.01)	(0.04)	(0.06)	(0.05)

Total distributions	(0.01)		(0.01)	(0.04)	(0.06)	(0.05)

Reimbursement by affiliate	0.01		—	—	—	—

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00

Total return	0.89	%(a)	1.50%	3.80%	6.11%	4.98%

Net assets, end of period (in thousands)	$235,694		$316,778	$314,937	$268,299	$336,532

Ratio of expenses to average net assets	0.50%		0.50%	0.50%	0.47%	0.44%

Ratio of expenses (excluding expense reimbursement) to average net assets	0.52%		0.53%	0.51%	0.47%	0.44%

Ratio of net investment income (loss) to average net assets	0.90%		1.49%	3.65%	5.93%	4.84%

(a)	In 2003, 1.01% of the Portfolio’s total return consisted of a voluntary reimbursement by the adviser for a realized investment loss.

APPENDIX A

SECURITIES IN WHICH THE MONEY MARKET

PORTFOLIO MAY CURRENTLY INVEST

The Money Market Portfolio, and the other Portfolios to the extent their investment policies so provide, may invest in the following short-term debt securities:

1.  Debt securities (including bills, certificates of indebtedness, notes, and bonds) issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government that is established under the authority of an act of Congress. These include:

•	U.S. Treasury Bills;

•	Other obligations issued or guaranteed by the U.S. Government;

•	Obligations of U.S. agencies or instrumentalities which are backed by the U.S. Treasury; and

•	Obligations issued or guaranteed by U.S. agencies or instrumentalities and backed solely by the issuing agency or instrumentality. Such agencies or instrumentalities include, but are not limited to: (1) The Federal National Mortgage Association; (2) the Federal Farm Credit Bank; (3) the Federal Home Loan Bank; and (4) the Government National Mortgage Association.

Although all obligations of agencies and instrumentalities are not direct obligations of the U.S. Treasury, payment of the interest and principal on them is generally backed directly or indirectly by the U.S. Treasury. This support can range from the backing of the full faith and credit of the United States, to U.S. Treasury guarantees, or to the backing solely of the issuing agency or instrumentality itself.

2.  Obligations (including certificates of deposit, bankers’ acceptances and time deposits) of any bank which has, at the time of the Portfolio’s investment, total investment assets of at least $1 billion or the equivalent. The bank may be organized under the laws of the United States or any state or foreign branches of such banks or foreign banks. The term “certificates of deposit” includes:

•	Eurodollar certificates of deposit, which are traded in the over-the-counter market;

•	Eurodollar time deposits, for which there is generally not a market; and

•	Yankee certificates of deposit.

“Eurodollars” are dollars deposited in banks outside the United States. Yankee certificates of deposit are certificates of deposit denominated in U.S. dollars and issued in the United States by the domestic branch of a foreign bank, and are primarily traded in the United States. An investment in Eurodollar instruments involves risks that are different in some respects from an investment in debt obligations of domestic issuers. These risks include future political and economic developments such as possible expropriation or confiscatory taxation that might adversely affect the payment of principal and interest on the Eurodollar instruments. In addition, foreign branches of domestic banks and foreign banks may not be subject to the same accounting, auditing and financial standards and requirements as domestic banks. Finally, in the event of default, judgments against a foreign branch or foreign bank might be difficult to obtain or enforce. Yankee certificates have risks substantially similar to those of Eurodollar certificates.

“Certificates of deposit” are certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year). “Bankers’ acceptances” are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. “Time deposits” are non-negotiable deposits in a bank for a fixed period of time.

3.  Commercial paper issued by corporations which at the date of investment is rated (a) by any two SEC designated statistical rating organizations in one of the two highest rating categories for short-term debt obligations, or (b) if not rated, issued by domestic or foreign corporations which have an outstanding senior long-term debt issue rated by any two SEC designated statistical rating organizations in one of the two highest rating categories for short-term debt obligations. “Commercial paper” consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. If the commercial paper is issued by a foreign corporation, it must be U.S. dollar denominated.

4.  Other corporate obligations issued by domestic or foreign corporations which at the date of investment are rated by any two SEC designated statistical rating organizations in one of the two highest rating categories for short-term debt obligations.

“Corporate obligations” are bonds and notes issued by corporations and other business organizations, including business trusts, in order to finance their long-term credit needs. If the obligation is issued by a foreign corporation, it must be U.S. dollar denominated.

5.  Repurchase Agreements.    When the Money Market Portfolio purchases money market securities of the types described above, it may on occasion enter into a repurchase agreement with the seller. In a repurchase agreement, the seller and the buyer agree at the time of sale to a repurchase of the security at a mutually agreed upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price. This resale price reflects an agreed-upon market rate of interest effective for the period of time the Portfolio’s money is invested in the security, and is not related to the coupon rate of the purchased security. Repurchase agreements may be considered loans of money to the seller of the underlying security, which are collateralized by the securities underlying the repurchase agreement. The Fund will not enter into repurchase agreements unless the agreement is “fully collateralized,” i.e., the value of the securities is, and during the entire term of the agreement remains, at least equal to the amount of the “loan,” including accrued interest. The Fund’s custodian bank will take possession of the securities underlying the agreement, and the Fund will value them daily to assure that this condition is met. The Fund has adopted standards for the parties with whom it will enter into repurchase agreements. It believes these standards are reasonably designed to assure that such a party presents no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. In the event that a seller defaults on a repurchase agreement, the Fund may incur a loss in the market value of the collateral, as well as disposition costs. If a party with whom the Fund had entered into a repurchase agreement becomes involved in bankruptcy proceedings, the Fund’s ability to realize on the collateral may be limited or delayed and a loss may be incurred if the collateral security of the repurchase agreement declines in value during the bankruptcy proceedings.

6.  Reverse Repurchase Agreements.    The Portfolio may enter into reverse repurchase agreements with banks. Reverse repurchase agreements have the characteristics of borrowing. They involve the sale of securities held by the Portfolio with an agreement to repurchase the securities at an agreed-upon price and date. The price reflects a rate of interest paid for the use of funds for the period. Generally, the effect of such a transaction is that the Portfolio can recover all or most of the cash invested in the securities involved during the term of the reverse repurchase agreement. In many cases the Portfolio will be able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Portfolio has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. The Portfolio may be unable to realize a return from the use of the proceeds equal to or greater than the interest required to be paid. Opportunities to achieve this advantage may not always be available, and the Portfolio intends only to use the reverse repurchase technique when it appears to be to its advantage to do so. The use of reverse repurchase agreements may magnify any increase or decrease in the value of the Portfolio’s securities. The Fund’s custodian bank will maintain in a separate account securities of the Portfolio that have a value equal to or greater than the Portfolio’s commitments under reverse repurchase agreements.

7.  Asset backed securities are securities that have been structured to receive payment from an identified pool of assets. These pools are typically over-collateralized or they have some sort of financial guaranty such as a letter of credit or a third party guaranty to ensure full and timely repayment.

8.  Limited liquidity securities/securities sold under SEC Rule 144A.    A substantial market of qualified institutional buyers may develop under Rule 144A under the Securities Act of 1933 for securities that are subject to legal or contractual restrictions on resale. If such a market develops, these securities may be treated as liquid securities. To the extent that for a period of time qualified institutional buyers cease purchasing such securities pursuant to Rule 144A, there may be an increase in the level of illiquidity in the portfolio during such period.

MONY Series Fund, Inc.

Administrative Offices

1740 Broadway, New York, New York 10019

The Statement of Additional Information has more information about the Fund. The Statement of Additional Information is incorporated by reference into this prospectus.

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

You may get a Statement of Additional Information, annual report or semi-annual report without charge by calling 1-800-487-6669 or by sending a request to: MONY Series Fund, Inc., 1740 Broadway, New York, New York 10019. Requests for other information about the Fund or any shareholder inquiries should be made by calling or writing to the above phone number or address.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may get information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at http://www.sec.gov. You may get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

File Number: 2-95501